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Scudder
Global High
Income Fund, Inc.


(Formerly, The Latin America Dollar Income Fund, Inc.

Annual Report
October 31, 1998

A non-diversified closed-end investment company seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income securities.

Scudder Global High
Income Fund, Inc.
================================================================================
Investment objectives and policies

o seeking high current income as its primary objective and capital appreciation as its secondary objective through investment principally in global income securities

Investment characteristics

o a non-diversified closed-end investment company investing principally in a portfolio of global income securities and, to a limited extent, emerging country equity securities

o a vehicle for international investment through participation in the economies of both developed and developing countries throughout the world

General Information
================================================================================
Executive offices

   Scudder Global High Income Fund, Inc.
   345 Park Avenue
   New York, NY 10154
   For Fund information:   1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent

   For account information:   1-800-426-5523
   Boston Equiserve
   Investor Relations Department
   P.O. Box 8200
   Boston, MA 02266-8200

Custodian

  Brown Brothers Harriman & Co.

Legal counsel

  Willkie Farr & Gallagher

Independent Accountants

  PricewaterhouseCoopers LLP


New York Stock Exchange Symbol -- LBF


Contents
================================================================================
In Brief                                3
Letter to Shareholders                  3
Investment Summary                      7
Portfolio Summary                       8
Investment Portfolio                    9
Financial Statements                   12
Financial Highlights                   16
Notes to Financial Statements          17
Report of Independent Accountants      22
Investment Policy Changes              23
Dividend Reinvestment and
  Cash Purchase Plan                   25
Investment Manager                     27
Directors and Officers         Back cover


Net Asset Value

The Fund's net asset value is listed in the following publications:

  The Wall Street Journal (Mondays)
  The New York Times
  Barron's
  The Financial Times


--------------------------------------------------------------------------------
This report is sent to the shareholders of Scudder Global High Income Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

Scudder Global High Income Fund, Inc.
In Brief
================================================================================
o Economic crises in Asia, Russia, and South America buffeted emerging market bonds during Scudder Global High Income Fund's most recent fiscal year ended October 31, 1998. During the period, the difference or "spread" between emerging market bond yields and Treasury yields widened to the largest margin since the 1994 Mexican crisis. In late September and October, the markets regained some ground as a stabilization package for Brazil was announced.

o For the 12-month period ended October 31, 1998, Scudder Global High Income Fund's return based on net asset value was -52.80%. The unmanaged J.P. Morgan Emerging Markets Bond Index Plus posted a -10.11% return over the same period.


Letter to Shareholders
================================================================================
Dear Shareholders,

The twelve-month period ended October 31, 1998, was an extremely difficult period for emerging markets. This period was especially difficult for Scudder Global High Income Fund which posted a -52.80% total return based on net asset value. The Fund closed the 12-month period with a net asset value ("NAV") of $5.45, down from $13.11 on October 31, 1997. During the period the Fund paid $1.24 per share in income distributions and $0.26 in nontaxable return of capital distributions. Following the close of the Fund's 1998 fiscal year, Scudder Global High Income Fund's Board of Directors declared a $0.15 per share income distribution to shareholders of record as of December 31, 1998. By lowering the Fund's regular quarterly distribution to a level commensurate with the current earnings of the Fund, the Fund's Board and management hope to avoid a return of capital for the 1999 fiscal year. The unmanaged J.P. Morgan Emerging Markets Bond Index Plus returned -10.11% over the same time period. A significant amount of the Fund's severe decline in NAV resulted from its overweight exposure to Russia, as well as the fact that the Fund was fully leveraged at the time of the Russia crisis.

During the 12-month period ended October 31, 1998, the Fund's share price on the New York Stock Exchange declined from $14.25 to $6.875, for a total return of -36.19%. The $6.875 price of the shares on October 31, 1998, represented a 26.2% premium to the Fund's NAV.

Asian Economic Weakness Spreads

The 12-month period ended October 31 was the most difficult one for emerging market investors since the Mexican currency crisis in 1994. The recent troubles began with the devaluation of the Thai baht in July of 1997. The so-called "Asian contagion" -- where pressure was exerted on Asian countries with significant current account deficits and overvalued currencies to devalue their currencies -- eventually spread to several other Asian countries, including the Philippines, Singapore, South Korea, and Indonesia. The International Monetary Fund (IMF) intervened in several of these countries, promising to buttress currency reserves but demanding stringent fiscal reforms. With the exception of Indonesia, most Asian currencies eventually settled into a lower trading range. Currency concerns then shifted for a time to the Hong Kong dollar peg. Although interest rate spreads between emerging market and Treasury bonds widened during this period, they showed signs of stabilizing as South Korea and Thailand managed to post current account surpluses while their currencies strengthened. Then, in May 1998, attention began to focus on the difficulties in Russia.

Scudder Global High Income Fund, Inc.
Letter to Shareholders
================================================================================
Turmoil in Russia arose from issues surrounding the country's short-term domestic debt: Investors became concerned over what portion of their substantial debt Russian officials would be able to refinance when it came due. A large percentage of the Russian GKO (short-term domestic debt) was owned by investors outside Russia, and most of the growth the country had been able to sustain was due to inflows of foreign capital. As confidence in the Russian government's ability to enact economic reforms and maintain the currency regime came into question, foreign investors began to sell their Russian assets.

Concern then grew over Russia's loss of international reserves. Negotiations with the IMF produced a stabilization package of $23 billion, with stringent fiscal stipulations by the IMF. The Russian government failed to fulfill all of these stipulations, which, in turn, made the IMF reluctant to disperse the second tranche of aid to the Russian government. The two major blows to emerging market bonds came last August 17th when the Russian government decided to restructure ruble-denominated debt and to set a new floating exchange rate that allowed Russia's currency to trade freely. These moves by Russia initiated waves of selling by emerging market investors, causing the yield spread between emerging market bonds and Treasuries to widen substantially (the spread eventually reached almost 18 percentage points, the widest margin since the Mexican crisis in 1994).

Scudder Global High Income Fund was not invested in any instrument which was part of the Russian debt restructuring announced last August. The Fund had not participated in these investments due to concern that the fiscal situation in Russia was difficult and these instruments were therefore vulnerable. The Fund did, however, own Russian "principal loans," longer-term securities that are obligations of the former Soviet Union and denominated in U.S. dollars. By the close of the Fund's fiscal year we had sold most of our Russian position.

Russia's Effect on Emerging Market Debt

When short-term Russian securities defaulted and the ruble was devalued, many of the large hedge funds that had invested in Russian GKOs received margin calls. The need to meet margin calls sparked further selling, resulting in the unwinding of much of the leverage in the emerging market universe. In the aftermath, investors looked to the currencies of other countries that might have problems similar to Russia's. In Latin America, Venezuela was affected first, because with oil prices falling to extremely low inflation-adjusted levels, the country's ability to meet its fiscal requirements came into question.

The market's major focus subsequently came to Brazil, with its high debt to GDP ratios. During late summer, daily capital flight of $500 million to $1 billion nearly halved Brazil's currency reserves. In addition, a presidential election made it difficult for President Cardoso to pass needed reforms. Following President Cardoso's recent re-election, the IMF, the G-7, and the World Bank have offered a $42 billion stabilization package contingent on passage of a new round of taxes, expenditure cuts, and fiscal reforms. The market is now awaiting the results of Brazilian Congressional action.

Portfolio Allocations

In light of the recent increases in the volatility of emerging market bond prices, we are focusing on countries that we believe exhibit sound fiscal policy and have limited refinancing needs. Countries such as Bulgaria, which has satisfied its financing requirements through the year 2000, seem very attractive. There is currently little or no risk of capital flight from Bulgaria by holders of the country's short-term debt. We increased our allocation there to 10% of Fund holdings by the close of the period. Likewise, the Fund has recently made significant purchases in Peru, which has almost no short-term debt.

Scudder Global High Income Fund, Inc.
Letter to Shareholders
================================================================================
In addition, the Fund is slightly overweight in Mexico, a holding that can be considered defensive in light of the fact that prices of Mexican sovereign bonds tend to remain fairly stable in up and down markets. In Brazil, we remain somewhat underweight, as we await the results of recent reform efforts. If needed reforms are passed, Brazilian bonds should stage a strong rally.

Year 2000 Readiness

Like other registered investment companies and financial business organizations worldwide, the Fund could be adversely affected if computer systems on which the Fund relies, which primarily include those used by the Fund's Adviser, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue (Y2K). Failure to successfully address the Y2K Issue could result in interruptions to and other material adverse effects on the Fund's business and operations. Scudder Kemper Investments has commenced a review of the Y2K Issue as it may affect the Fund and is taking steps it believes are reasonably designed to address the Y2K Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Y2K Issue will not have any adverse effect on the companies whose securities are held by the Fund or on global markets or economies generally. The foregoing is a Year 2000 readiness disclosure under the Year 2000 Information and Readiness Disclosure Act.

Euro Conversion

The planned introduction of a new European currency, the euro, may result in uncertainties for European securities in the markets in which they trade and with respect to the operation of the Fund's portfolio. Currently, the euro is expected to be introduced on January 1, 1999 by eleven European countries that are members of the European and Monetary Union (EMU). The introduction of the euro will require the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments that otherwise would not likely occur. Additional questions are raised by the fact that certain other EMU members, including the United Kingdom, will not officially be implementing the euro on January 1, 1999. If the introduction of the euro does not take place as planned, there could be negative effects, such as severe currency fluctuations and market disruptions.

The Adviser is actively working to address euro-related issues and understands that other key service providers are taking similar steps. At this time, no one knows precisely what the degree of impact will be. To the extent that the market impact or effect on a portfolio holding is negative, it could hurt the Fund's performance.

Outlook

During the coming months, we expect prices to remain at or near current levels. However, a number of concerns need to be addressed throughout emerging markets -- the Russian debt restructuring, continued fiscal adjustments in Brazil and Venezuela, and further progress on restructurings in Asia. Keeping these concerns in mind, the Fund has taken a conservative approach and will continue to monitor the progress of these key issues. If volatility and yields continue to trend downward, the prospects for emerging market performance should continue to improve. Recent interest rate reductions by European central banks in an effort to restore global liquidity have also been encouraging signs for emerging markets.

If the recent positive direction continues, we believe more investors will return to the emerging markets, further boosting liquidity, in search of the high yields that are now available. The basis of investing in emerging markets debt -- the long-term trend of improving creditworthiness in major emerging markets -- is still in place, though near-term risk levels have increased. Barring a significant global recession, we believe that this trend should continue at a gradual pace over the next five years. Over the coming months, we will continue to search for opportunities to provide high current income and long-term capital appreciation to our shareholders.

We are pleased that you are an investor in Scudder Global High Income Fund and appreciate the long term commitment you have shown through this difficult period. We would be happy to receive any questions or comments. You can reach us at 1-800-349-4281.

Respectfully,

/s/Lynn S. Birdsong

Lynn S. Birdsong
President and
Chairman of the Board

SCUDDER GLOBAL HIGH INCOME FUND, INC.
INVESTMENT SUMMARY AS OF OCTOBER 31, 1998
-------------------------------------------------------------------------------
HISTORICAL
INFORMATION                             TOTAL RETURN (%)
LIFE OF FUND   ----------------------------------------------------------------
                  MARKET VALUE        NET ASSET VALUE (a)         INDEX (b)
               -------------------   --------------------   -------------------
                           AVERAGE               AVERAGE               AVERAGE
               CUMULATIVE   ANNUAL   CUMULATIVE   ANNUAL   CUMULATIVE   ANNUAL
               -------------------   -------------------   --------------------
CURRENT QUARTER  -42.06%        --    -50.12%         --      -16.71%        --
ONE YEAR         -36.19%   -36.19%    -52.80%    -52.80%      -10.11%   -10.11%
THREE YEAR        -2.27%    -0.76%    -16.13%     -5.70%       43.94%    12.90%
FIVE YEAR         -0.27%    -0.05%    -23.84%     -5.30%       41.01%     7.11%
LIFE OF FUND*     16.18%     2.43%     -0.11%     -0.02%       88.02%    10.62%

-------------------------------------------------------------------------------
PER SHARE INFORMATION AND RETURNS
YEARLY PERIODS ENDED OCTOBER 31

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.


                        1992*    1993     1994     1995     1996     1997     1998
                       ------------------------------------------------------------
NET ASSET VALUE.....   $13.45   $16.22   $13.41   $11.20   $15.61   $13.11   $ 5.45
INCOME DIVIDENDS....   $  .13   $ 1.49   $ 1.51   $ 1.53   $ 1.50   $ 1.50   $ 1.50
CAPITAL GAINS
DISTRIBUTIONS.......   $   --   $  .01   $  .36   $ .15    $   --   $ 2.92   $   --
TOTAL RETURN(%)(a)..    -1.89    33.69    -5.94    -3.46    55.81    14.03   -52.80


(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b) The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. Included in the index are U.S. dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds, and local market instruments. The EMBI+ Index began on December 31, 1993. Prior index returns are based on the J.P. Morgan Emerging Markets Bond Index (EMBI). Index returns assume reinvested dividends, and unlike Fund returns, do not reflect any fees or expenses.
*    The Fund commenced operations on July 31, 1992.
     On November 14, 1997, the Fund adopted its current name and investment policies. Prior to that date the Fund was known as The Latin America Dollar Income Fund and its investment objective was to provide income and appreciation through investment in U.S. dollar denominated Latin American debt instruments. Performance prior to November 14, 1997 should not be considered representative of the present Fund.

     PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE FUND.

SCUDDER GLOBAL HIGH INCOME FUND, INC.
PORTFOLIO SUMMARY as of October 31, 1998
===============================================================================
INVESTMENT ALLOCATION (Excludes 9% Cash Equivalents)

Sovereign Bonds (1)               100%
                                 -----



(1) Includes 62% investments in Brady Bonds.

A graph in the form of a pie chart appears here,
illustrating the exact data points in the above table.
===============================================================================
INTEREST RATE SENSITIVITY (Excludes 9% Cash Equivalents)

Floating Rate Bonds                58%
Fixed Rate Bonds                   24%
                                 -----
                                  100%
                                 -----
                                 -----

A graph in the form of a pie chart appears here,
illustrating the exact data points in the above table.
===============================================================================
GEOGRAPHICAL (Excludes 9% Cash Equivalents)

Mexico                             23%
Brazil                             19%
Argentina                          13%
Bulgaria                           10%
Morocco                            10%
Ecuador                             7%
Peru                                5%
Jamaica                             4%
Russia                              3%
Other                               6%
                                 -----
                                  100%
                                 -----
                                 -----

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Scudder Global High Income Fund, Inc.
Investment Portfolio
================================================================================

                                                                                              Principal      Market
                                                                                           Amount ($) (c)   Value ($)
----------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Obligations -- 9.3%

United States
Federal Home Loan Mortgage Association, 11/3/1998 ........................................     6,000,000     5,998,367
Federal National Mortgage Association, 11/2/1998 .........................................       335,000       334,949
                                                                                                            ----------
Total U.S. Government Agency Obligations (Cost $6,333,316) ...............................                   6,333,316
                                                                                                            ----------
----------------------------------------------------------------------------------------------------------------------
Short Term Investments -- 2.7%

Mexico
Certificados de la Tesoreria, 12/31/1998 ..............................................MXP     9,582,550       899,877
Certificados de la Tesoreria, 1/7/1999 ................................................MXP     9,705,670       905,521
                                                                                                            ----------
Total Short Term Investments (Cost $1,812,134) ...........................................                   1,805,398
                                                                                                            ----------
----------------------------------------------------------------------------------------------------------------------
Bonds -- 88.0%

Argentina -- 11.3%
Argentine Republic, 9.25%, 2/23/2001 .....................................................     1,000,000       975,000
Argentine Republic, 11.0%, 10/9/2006 .....................................................       690,000       683,100
Argentine Republic, Collateralized Discount Bond, Floating Rate Bond, Series L, 6.625%,
  3/31/2023 ..............................................................................     1,250,000       859,375
Argentine Republic, Collateralized Par Bond, Series L, Step-up Coupon, 5.75%,
  3/31/2023 ..............................................................................     2,500,000     1,750,000
Argentine Republic, Floating Rate Bond, Series L, LIBOR plus .8125% (6.1875%),
  3/31/2005 (b) ..........................................................................     4,042,000     3,354,860
                                                                                                            ----------
                                                                                                             7,622,335
                                                                                                            ----------
Brazil -- 17.2%
Federative Republic of Brazil, 9.375%, 4/7/2008 (b) ......................................     3,500,000     2,382,188
Federative Republic of Brazil, Collateralized Discount Bond, Floating Rate Bond, LIBOR
  plus .8125% (6.125%), 4/15/2024 (b) ....................................................     3,770,000     2,243,150
Federative Republic of Brazil, Eligible Interest, Floating Rate Bond, LIBOR plus .8125%
  (6.125%), 4/15/2006 (b) ................................................................     5,184,000     3,356,640
Federative Republic of Brazil, "New" Money Bond, Floating Rate Bond, LIBOR plus .875%
  (6.1875%), 4/15/2009 (b) ...............................................................     6,610,000     3,685,075
                                                                                                            ----------
                                                                                                            11,667,053
                                                                                                            ----------
Bulgaria -- 9.2%
Republic of Bulgaria, Collateralized Discount Bond, Tranche A, LIBOR plus .8125%
  (6.6875%), 7/28/2024 (b) ...............................................................     3,100,000     2,170,000

    The accompanying notes are an integral part of the financial statements.

Scudder Global High Income Fund, Inc.
Investment Portfolio
================================================================================

                                                                                              Principal      Market
                                                                                           Amount ($) (c) Value (U.S.$)
----------------------------------------------------------------------------------------------------------------------
Republic of Bulgaria, Floating Rate Interest Reduction, Step-up Coupon Collateralized
  Bond "A", 2.25%, 7/28/2012 .............................................................     3,375,000     1,856,250
Republic of Bulgaria, Interest Arrears Bond, LIBOR plus .8125% (6.6875%), 7/28/2011 (b) ..     3,350,000     2,211,000
                                                                                                            ----------
                                                                                                             6,237,250
                                                                                                            ----------
Ecuador -- 6.2%
Republic of Ecuador, Collateralized Discount Bond, Floating Rate Bond, LIBOR plus
  .8125% (6.625%), 2/28/2025 .............................................................       750,000       384,375
Republic of Ecuador, Collateralized Global Par Bond, Step-up Coupon, 3.5%,
  2/28/2025 ..............................................................................     8,450,000     3,844,750
                                                                                                            ----------
                                                                                                             4,229,125
                                                                                                            ----------
Ivory Coast -- 1.2%
Republic of the Ivory Coast, Floating Rate Interest Reduction Bond, Step-up Coupon,
  2.0%, 3/29/2018 (b) ....................................................................     3,500,000       805,000
                                                                                                            ----------
Jamaica -- 4.0%
Government of Jamaica, 10.875%, 6/10/2005 ................................................     3,625,000     2,718,750
                                                                                                            ----------
Korea -- 2.3%
Republic of Korea, 8.875%, 4/15/2008 .....................................................     1,660,000     1,527,200
                                                                                                            ----------
Mexico -- 18.0%
Petroleos Mexicanos S.A., 9.5%, 9/15/2027 (b) ............................................     4,500,000     3,667,500
United Mexican States, Collateralized Discount Bond, Floating Rate Bond (Detachable Oil
  Priced Indexed Value Recovery Rights), Series B, LIBOR plus .8125% (6.476%),
  12/31/2019 .............................................................................       500,000       391,875
United Mexican States, Collateralized Discount Bond, Floating Rate Bond (Detachable Oil
  Priced Indexed Value Recovery Rights), Series C, LIBOR plus .8125% (6.617%),
  12/31/2019 .............................................................................     1,000,000       783,750
United Mexican States, Collateralized Discount Bond, Floating Rate Bond (Detachable Oil
  Priced Indexed Value Recovery Rights), Series D, LIBOR plus .8125% (6.813%),
  12/31/2019 (b) .........................................................................     7,250,000     5,682,188
United Mexican States, Collateralized Par Bond (Detachable Oil Priced Indexed Value
  Recovery Rights), Series A, 6.25%, 12/31/2019 ..........................................     2,200,000     1,655,500
                                                                                                            ----------
                                                                                                            12,180,813
                                                                                                            ----------
Morocco -- 9.4%
Kingdom of Morocco, Restructuring and Consolidation Agreement, Tranche A, Floating
  Rate Bond, LIBOR plus .8125% (6.5625)%, 1/1/2009 .......................................     8,150,000     6,112,500
SNAP Ltd., Kingdom of Morocco Repackaged Euro Note, Morocco Loan, Tranche A,
  11.5%, 1/29/2009 ....................................................................DEM       458,334       235,448
                                                                                                            ----------
                                                                                                             6,347,948
                                                                                                            ----------

    The accompanying notes are an integral part of the financial statements.

Scudder Global High Income Fund, Inc.
Investment Portfolio
================================================================================

                                                                                              Principal      Market
                                                                                           Amount ($) (c) Value (U.S.$)
----------------------------------------------------------------------------------------------------------------------
Peru -- 4.8%
Republic of Peru, Floating Rate Interest Reduction Bond, 3.25%, 3/7/2017 .................     4,250,000     2,146,250
Republic of Peru, Past Due Interest Bond, 4.0%, 3/7/2017 (b) .............................     1,960,000     1,107,400
                                                                                                            ----------
                                                                                                             3,253,650
                                                                                                            ----------
Russia -- 2.8%
Russian Federation Principal Loan, Floating Rate Bond, LIBOR plus .8125% (6.625%),
  12/15/2020 .............................................................................    25,680,000     1,893,900
Russian IAN (Interest in Arrears Note), Floating Rate Bond, LIBOR plus .8125% (6.625%),
  12/15/2015 .............................................................................       370,543        37,054
                                                                                                            ----------
                                                                                                             1,930,954
                                                                                                            ----------
Venezuela -- 1.6%
Republic of Venezuela, Debt Conversion Bond, Floating Rate Bond, Series DL, LIBOR
  plus .875% (6.625%), 12/18/2007 ........................................................     1,809,520     1,103,807
                                                                                                            ----------
Total Bonds (Cost $68,479,393) ...........................................................                  59,623,885
                                                                                                            ----------
----------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $76,624,843) (a) ..............................                  67,762,599
                                                                                                            ==========
----------------------------------------------------------------------------------------------------------------------

(a) The cost of the investment portfolio for federal income tax purposes was $86,709,477. At October 31, 1998, net unrealized depreciation for all securities based on tax cost was $18,946,878. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,986,195 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value $20,933,073.

(b) At October 31, 1998 these securities, in whole or in part, are subject to repurchase under reverse repurchase agreements.

(c)   Principal amounts are stated in U.S. dollars unless otherwise noted.


      Currency Abbreviations
      --------------------------------------------
      DEM      Deutsche Marks
      MXP      Mexican Pesos

    The accompanying notes are an integral part of the financial statements.

Scudder Global High Income Fund, Inc.
Financial Statements
================================================================================

---------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
October 31, 1998

---------------------------------------------------------------------------------------------------------------------
ASSETS

Investments, at market (identified cost $76,624,843) .....................................      $     67,762,599
Receivable for investments sold ..........................................................             9,333,132
Interest receivable ......................................................................             1,940,004
Other assets .............................................................................                 1,409
                                                                                                ----------------
Total assets .............................................................................            79,037,144

LIABILITIES

Reverse repurchase agreements ............................................................            24,018,516
Interest payable for reverse repurchase agreements .......................................               164,485
Payable for investments purchased ........................................................             1,061,866
Due to custodian bank ....................................................................                21,551
Accrued management fee ...................................................................                52,294
Other payables and accrued expenses ......................................................               264,938
                                                                                                ----------------
Total liabilities ........................................................................            25,583,650
                                                                                                ----------------
Net assets, at market value ..............................................................      $     53,453,494
                                                                                                ================

NET ASSETS

Net assets consist of:
Net unrealized appreciation (depreciation) on:
Investments ..............................................................................            (8,862,244)
Foreign currency related transactions ....................................................                 1,554
Accumulated net realized gain (loss) .....................................................           (68,583,269)
Paid-in capital ..........................................................................           130,897,453
                                                                                                ----------------
Net assets, at market value ..............................................................      $     53,453,494
                                                                                                ================
Net asset value per share ($53,453,494 B 9,807,807 shares of common stock
   outstanding, $.01 par value, 100,000,000 shares authorized) ...........................                 $5.45
                                                                                                           =====

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

Scudder Global High Income Fund, Inc.
Financial Statements
================================================================================

---------------------------------------------------------------------------------------------------------------------
Statement of Operations
Year Ended October 31, 1998

---------------------------------------------------------------------------------------------------------------------
Investment Income

Interest .................................................................................      $     15,623,941
                                                                                                ----------------
Expenses:
Management fee ...........................................................................             1,331,774
Directors' fees and expenses .............................................................                59,620
Custodian, accounting and other fees .....................................................               194,130
Reports to shareholders ..................................................................                47,993
Auditing .................................................................................                97,703
Legal ....................................................................................                14,240
Services to shareholders .................................................................                44,091
Interest .................................................................................             1,205,293
                                                                                                ----------------
                                                                                                       2,994,844
                                                                                                ----------------
Net investment income ....................................................................            12,629,097
                                                                                                ----------------

Net realized and unrealized gain (loss) on investment transactions

Net realized gain (loss) from:
Investments ..............................................................................           (68,754,276)
Futures ..................................................................................               311,191
Foreign currency related transactions ....................................................              (290,657)
                                                                                                ----------------
                                                                                                     (68,733,742)
                                                                                                ----------------
Net unrealized appreciation (depreciation) on:
Investments ..............................................................................            (4,041,366)
Foreign currency related transactions ....................................................                17,810
                                                                                                ----------------
                                                                                                      (4,023,556)
                                                                                                ----------------
Net gain (loss) on investment transactions ...............................................           (72,757,298)
                                                                                                ----------------
Net increase (decrease) in net assets resulting from operations ..........................      $    (60,128,201)
                                                                                                ================

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

Scudder Global High Income Fund, Inc.
Financial Statements
================================================================================

---------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------------------------
                                                                                  Years ended October 31,
                                                                      -----------------------------------------------
Increase (Decrease) in Net Assets                                                1998                 1997
---------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income .................................................    $     12,629,097     $      7,850,426
Net realized gain (loss) from investment transactions .................         (68,733,742)          13,592,824
Net unrealized appreciation (depreciation) on investment transactions
   during the period ..................................................          (4,023,556)          (9,659,259)
                                                                           ----------------     ----------------
Net increase (decrease) in net assets resulting from operations .......         (60,128,201)          11,783,991
                                                                           ----------------     ----------------
Distributions to shareholders from:
Net investment income .................................................         (12,088,724)          (9,170,408)
                                                                           ----------------     ----------------
Tax return of capital .................................................          (2,539,510)                  --
                                                                           ----------------     ----------------
Net realized gains from investment transactions .......................                  --          (17,875,360)
                                                                           ----------------     ----------------
Fund share transactions:
Proceeds from shares issued in the acquisition of Scudder World
   Income Opportunities Fund, Inc. ....................................          45,594,929                   --
Reinvestment of distributions .........................................           1,893,156            1,235,015
                                                                           ----------------     ----------------
Net increase (decrease) in net assets from Fund share transactions ....          47,488,085            1,235,015
                                                                           ----------------     ----------------
Increase (decrease) in net assets .....................................         (27,268,350)         (14,026,762)
Net assets at beginning of period .....................................          80,721,844           94,748,606
                                                                           ----------------     ----------------
Net assets at end of period (including undistributed net investment
   income of $31,162 at October 31, 1997) .............................    $     53,453,494     $     80,721,844
                                                                           ================     ================

Other Information

Increase (decrease) in Fund Shares

Shares outstanding at beginning of period .............................           6,155,449            6,070,974
                                                                           ----------------     ----------------
Shares issued in the acquisition of Scudder World Income
   Opportunities Fund, Inc. ...........................................           3,496,614                   --
Shares issued to shareholders in reinvestment of distributions ........             155,744               84,475
                                                                           ----------------     ----------------
Net increase (decrease) in Fund Shares ................................           3,652,358               84,475
                                                                           ----------------     ----------------
Shares outstanding at end of period ...................................           9,807,807            6,155,449
                                                                           ================     ================

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

Scudder Global High Income Fund, Inc.
Financial Statements
================================================================================

---------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows
Year Ended October 31, 1998

---------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
Investment income received ...............................................................      $     12,000,805
Payment of expenses ......................................................................            (2,903,012)
Proceeds from sales and maturities of investments ........................................           387,034,895
Purchases of investments .................................................................          (401,409,040)
Net maturities of short-term investments .................................................             6,988,804
                                                                                                ----------------
Cash provided by operating activities ....................................................             1,712,452
                                                                                                ----------------
Cash flows from financing activities:
Net increase (decrease) in reverse repurchase agreements .................................            24,018,516
Cash provided from borrowings from custodian .............................................                21,551
Distributions paid (net of reinvestment of dividends) ....................................           (25,753,659)
                                                                                                ----------------
Cash used by financing activities ........................................................            (1,713,592)
                                                                                                ----------------
Increase (decrease) in cash ..............................................................                (1,140)
Cash at beginning of period ..............................................................                 1,140
                                                                                                ----------------
Cash at end of period ....................................................................      $              0
                                                                                                ================
Reconciliation of net increase (decrease) in net assets from operations to cash used by operating activities:
Net increase (decrease) in net assets resulting from operations ..........................           (60,128,201)
Net increase (decrease) in cost of investments ...........................................            53,024,476
Net increase (decrease) in unrealized appreciation (depreciation) on investments .........             4,041,366
(Increase) decrease in interest receivable ...............................................              (592,384)
(Increase) decrease in receivable for investments sold ...................................             4,220,562
(Increase) decrease in other assets ......................................................                10,805
Increase (decrease) in payable for investments purchased .................................             1,061,866
Increase (decrease) in accrued expenses ..................................................               (72,713)
Increase (decrease) in interest payable ..................................................               164,485
Increase (decrease) in unrealized appreciation (depreciation) on forward foreign
   currency exchange contracts ...........................................................               (17,810)
                                                                                                ----------------
Cash provided by operating activities ....................................................      $      1,712,452
                                                                                                ================

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

Scudder Global High Income Fund, Inc.
Financial Statements
================================================================================

----------------------------------------------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements and market price data.
----------------------------------------------------------------------------------------------------------------------

                                                                             Years Ended October 31,
                                                           -----------------------------------------------------------
                                                             1998        1997        1996       1995        1994
----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ....................  $ 13.11     $ 15.61     $ 11.20    $ 13.41     $ 16.22
                                                           -------     -------     -------    -------     -------
Net investment income ...................................     1.33        1.28        1.59       1.55        1.51
Net realized and unrealized gain (loss) on investment
transactions ............................................    (7.49)        .64        4.32      (2.08)      (2.45)
                                                           -------     -------     -------    -------     -------
Total from investment operations ........................    (6.16)       1.92        5.91       (.53)       (.94)
                                                           -------     -------     -------    -------     -------
Less distributions:
From net investment income ..............................    (1.24)      (1.50)      (1.50)     (1.30)      (1.51)
From net realized gains on investment transactions ......       --       (2.92)         --       (.15)       (.33)
In excess of net realized gains .........................       --          --          --         --        (.03)
Tax return of capital ...................................     (.26)         --          --       (.23)         --
                                                           -------     -------     -------    -------     -------
Total distributions .....................................    (1.50)      (4.42)      (1.50)     (1.68)      (1.87)
                                                           -------     -------     -------    -------     -------
Net asset value, end of period ..........................  $  5.45     $ 13.11     $ 15.61    $ 11.20     $ 13.41
                                                           =======     =======     =======    =======     =======
Market value, end of period .............................  $  6.88      $12.13(b)  $ 13.88    $ 12.13     $ 13.25
                                                           =======     =======     =======    =======     =======
Total Investment Return
Per share market value (%) ..............................   (36.19)      19.72       27.93       5.78       (3.52)
Per share net asset value (%) (c) .......................   (52.80)      14.03       55.81      (3.46)      (5.94)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..................       53          81          95         67          79
Ratio of operating expenses (excluding interest) to
  average net assets (%) ................................     1.60        1.85        1.79       1.96        1.83
Ratio of operating expenses to average net assets (%) ...     2.67        2.36        3.28       3.66        3.41
Ratio of net investment income to average net
  assets (%) ............................................    11.28        7.80       11.66      13.59       10.42
Portfolio turnover rate (%) .............................    323.7       362.3       322.3      365.9       161.1

(a)   Based on monthly average shares outstanding during each period.

(b) Market value of $14.25 has been reduced to reflect a distribution of $2.12 per share, relating to a due bill which entitles individuals who purchased shares prior to November 4, 1997, the ex-date of the dividend, to be reimbursed by the seller in the amount of the distribution.

(c) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

On November 14, 1997, the Fund adopted its current name and investment policies. Prior to that date, the Fund was known as The Latin America Dollar Income Fund, Inc. and its investment objective was to provide income and appreciation through investment in U.S. dollar denominated Latin American Debt Instruments. Financial information prior to November 14, 1997 should not be considered representative of the present Fund.

--------------------------------------------------------------------------------

Scudder Global High Income Fund, Inc.
Notes to Financial Statements
================================================================================

A. Significant Accounting Policies

Scudder Global High Income Fund, Inc. (formerly The Latin America Dollar Income Fund, Inc.) (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with original maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money Market investments having an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased call options on securities as a temporary substitute for purchasing selected investments.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the

Scudder Global High Income Fund, Inc.
Notes to Financial Statements
================================================================================

underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required. At October 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $59,000,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006, whichever occurs first.

Distribution of Income and Gains. The Fund's policy is to declare and pay distributions to shareholders of substantially all net investment income of the Fund quarterly. Net realized gains from investment transactions in

Scudder Global High Income Fund, Inc.
Notes to Financial Statements
================================================================================

excess of available capital loss carryforwards, which would be taxable to the Fund if not distributed, will be distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund. The Fund uses the specific identification method for determining realized gain or loss on investments.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents the cash position in its custodian bank account at October 31, 1998. Significant non-cash activity resulting from the acquisition of Scudder World Income Opportunities Fund, Inc. has been excluded from the Statement of Cash Flows (see Note F).

Reverse Repurchase Agreements. The Fund may borrow through the use of reverse repurchase agreements whereby the Fund agrees to sell and simultaneously agrees to repurchase certain securities at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it is required to pledge securities subject to repurchase. The sale of these securities is not recorded and the Fund agrees to later repay cash plus interest. Should the securities' value decline below the repurchase price, the Fund may be obligated to pledge additional collateral to the lender in the form of cash or securities. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities subject to reverse repurchase agreements may decline below the value of the securities the Fund is obligated to repurchase. The risk in borrowing, as with any extension of credit, consists of the possible delay in the recovery of securities or possible loss of rights in the collateral should the counterparty fail financially. Additionally, there is the risk that the expense associated with the transaction may be greater than the income earned from the investment of the proceeds of the transaction.

Other. Portfolio securities transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $411,980,348 and $382,814,337, respectively.

The aggregate face value of futures contracts opened and closed during the period ended October 31, 1998 was $14,604,299.

Scudder Global High Income Fund, Inc.
Notes to Financial Statements
================================================================================

C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which was effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Adviser directs the investments of the Fund in accordance with the Fund's investment objectives, policies, and restrictions and under the direction and control of the Fund's Board of Directors. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The Fund pays to the Adviser a monthly fee at an annualized rate of 1.20% of the average weekly net assets of the Fund. For the year ended October 31, 1998, the fee pursuant to such agreements amounted to $1,331,774, of which $52,294 is unpaid at October 31, 1998.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Directors of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. The Board of Directors of the Fund will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

The Fund pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended October 31, 1998, Directors' fees and expenses aggregated $59,620.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1998, the amount charged to the Fund by SFAC aggregated $108,278, of which $9,491 is unpaid at October 31, 1998.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, provides shareholder communications services for the Fund. For the year ended October 31, 1998, the amount charged to the Fund by SSC aggregated $16,250, of which $1,250 is unpaid at October 31, 1998.

Scudder Global High Income Fund, Inc.
Notes to Financial Statements
================================================================================

D. Borrowings

The Fund has entered into reverse repurchase agreements with third parties involving its holdings in foreign debt securities. At October 31, 1998, the Fund had outstanding reverse repurchase agreements as follows:

                    Value of assets sold                            Weighted
                      under agreement          Repurchase            average
     Maturity          to repurchase           liability          interest rate
     --------       --------------------      ------------        -------------
      Demand          $ 27,572,001            $ 24,018,516            4.97%


Securities subject to repurchase under reverse repurchase agreements are designated in the Investment Portfolio. The average weighted daily balance of reverse repurchase agreements outstanding during the period ended October 31, 1998 was $37,978,570.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

As a result of recent occurrences in Russia, the Fund wrote down interest receivable of approximately $370,000 from the Russian Federation Principal Loan on December 2, 1998.

F. Acquisition of Assets

On November 14, 1997, substantially all of the assets and liabilities of Scudder World Income Opportunities Fund, Inc. ("SWIOF") were acquired by the Fund in a non-taxable exchange of 3,496,614 shares of the Fund (valued at $45,594,929). The net assets of SWIOF acquired included unrealized depreciation of $2,809,625.

Scudder Global High Income Fund, Inc.
Report of Independent Accountants
================================================================================

To the Board of Directors and Shareholders of Scudder Global High Income Fund,
Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Global High Income Fund, Inc. (the "Fund") at October 31, 1998, the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 1998

Scudder Global High Income Fund, Inc.
Investment Policy Changes
================================================================================
  Listed below are certain changes in the investment policies of the Fund which were approved by the Fund's Board of Directors on July 29, 1997. These changes were previously generally described in the joint prospectus/proxy statement distributed in connection with the reorganization of the Fund in 1997; however, the Fund is listing the changes in investment policies in this Annual Report in order to comply with certain securities laws requirements. (Terms used but not defined herein shall have the same meanings ascribed to them in that joint prospectus/proxy statement.)

The following investment policies were deleted by the Fund:

o Investing at least 85 percent of the Fund's total assets in U.S. dollar-denominated Latin American Debt Instruments.

o  Deriving at least 65 percent of the Fund's income from U.S.
   dollar-denominated Latin American Debt Instruments.

o Investing at least 65 percent of the Fund's total assets in Latin American Debt Securities that are (a) issued or guaranteed by Latin American Governmental Issuers; (b) issued by Latin American Governmental-Related Issuers; and
   (c) issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by Latin American Governmental and Latin American Governmental-Related Issuers.

o Limiting to 35 percent of the Fund's total assets the portion invested in debt securities issued by: (a) banks located in Latin America or branches of Latin American banks located outside of Latin America, (b) companies organized under the laws of any Latin American country or (c) issuers located in, or organized under the laws of, Puerto Rico or any country located in the Caribbean.

o Limiting to 40 percent of the Fund's total assets the portion invested in issuers in any one Latin American country.

o Limiting to 15 percent of the Fund's total assets the portion invested in any Latin American country other than Argentina, Brazil, Chile, Mexico, or Venezuela.

The following investment policies were adopted by the Fund:

o Investing at least 65 percent of the Fund's total assets in Income Securities of issuers located in developed and developing countries throughout the world.

o Limiting to 25 percent (measured at the time of investment) the portion of the Fund's assets invested in issuers in any one foreign country other than Argentina, Brazil, Mexico, and Venezuela, in which cases the limitation per country is 35 percent of the Fund's assets.

o Investing at least 65 percent of the Fund's assets in no fewer than three countries, one of which may be the United States.

o Investing at least 50 percent of assets (measured at the time of investment) in U.S. dollar-denominated securities.

o Limiting to 25 percent of the Fund's assets (measured at the time of investment) the portion that may be invested in securities denominated in or indexed to any one foreign currency.

o Investing up to 35 percent of its portfolio in assets other than Income Securities, including emerging country equity securities, such as common stock, warrants that are not part of a unit with Income Securities, preferred stock that is non-dividend paying, ADRs and EDRs, Strategic Transactions, Highly Liquid Investments, and cash.

o Investing up to 20 percent of the Fund's assets in emerging country equity securities.

o Limiting to 35 percent of assets (measured at the time of investment) the portion invested in securities that, in the opinion of the Investment Manager, have no trading market (excluding Rule 144A Securities) and, with respect to Income Securities, which have remaining maturities at the time of purchase greater than one year.

o Limiting to 10 percent of the Fund's total assets (measured at the time of investment) the portion invested in securities of any single issuer (excluding investments in Sovereign Debt).

o Limiting to 20 percent of the Fund's total assets the portion invested in Income Securities issued by U.S. issuers that have a credit rating below investment grade or that have no credit rating but which are deemed by the Investment Manager to be of comparable quality.

o  Authority to invest in (a) privatization programs, (b) Rule 144A Securities,
   (c) Indexed Securities, (d) Stripped Income Securities, (e) Zero Coupon, Deep Discount and PIK Securities, (f) Floating and Variable Rate Income Securities, (g) Premium Securities, and (h) Depository Receipts.

Scudder Global High Income Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================
The Plan

  The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through State Street Bank and Trust Company, the Plan Agent.

Automatic Participation

  Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

  Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent.

Shares Held by a Nominee

  If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

  If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

  Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 5 days after or 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the

Scudder Global High Income Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
===============================================================================
notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

  The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

  There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

  With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $1.00 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

  Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

  The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but only by giving at least 30 days' written notice to participants in the Plan (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority).

  A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

  If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

  You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder Global High Income Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o Equiserve, P.O. Box 8200, Boston, MA 02266-8200, (617) 328-5000, ext. 6406.

Scudder Global High Income Fund, Inc.
Investment Manager
================================================================================
  The investment manager of Scudder Global High Income Fund, Inc. is Scudder Kemper Investments Inc. ("the Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in London, Switzerland, and Tokyo.

  The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients which invest primarily in foreign securities include thirty open-end investment companies as well as portfolios for institutional investors.

  In addition to the Fund, the Manager manages the assets of six other closed-end investment companies which invest primarily in foreign securities:
Scudder New Asia Fund, Inc., and Scudder Spain and Portugal Fund, Inc., Scudder New Europe Fund, Inc., The Brazil Fund, Inc. The Korea Fund, Inc., and The Argentina Fund, Inc.

Scudder Global High Income Fund, Inc.
Directors and Officers
================================================================================
LYNN S. BIRDSONG*
   President, Chairman of the Board,
   and Director

ROBERT J. CALLANDER
   Director

GEORGE M. LOVEJOY, JR.
   Director

RONALDO A. DA FROTA NOGUEIRA
   Director

DR. SUSAN KAUFMAN PURCELL
   Director

SUSAN E. DAHL*
   Vice President

JUDITH A. HANNAWAY*
   Vice President

M. ISABEL SALTZMAN*
   Vice President

PAUL J. ELMLINGER*
   Vice President and Assistant Secretary

BRUCE H. GOLDFARB*
   Vice President and Assistant Secretary

THOMAS F. McDONOUGH*
   Vice President and Secretary

KATHRYN L. QUIRK*
   Vice President and Assistant Secretary

JOHN R. HEBBLE*
   Treasurer

CAROLINE PEARSON*
   Assistant Secretary

* Scudder Kemper Investments, Inc.